UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 26, 2004

                               ALMOST FAMILY, INC.
             (Exact name of registrant as specified in its charter)

        Delaware                         1-9848                    06-1153720
(State or other jurisdiction      (Commission File No.)          (IRS Employer
of incorporation)                                            Identification No.)

                       9510 Ormsby Station Road, Suite 300
                           Louisville, Kentucky                     40223
              (Address of principal executive offices)            (Zip Code)

                                 (502) 891-1000
              (Registrant's telephone number, including area code)

                                       N/A
         (Former name or former address, if changed since last report.)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 7.  Financial Statements and Exhibits

Exhibit 99.1--Press release of annual financial information as of December 31, 2003, issued on March 26, 2004.

Item 12. Results of Operations and Financial Condition

On March 26, 2004, the registrant issued the attached press release regarding its operating results for the twelve month period ended December 31, 2003. A copy of the press release is attached as Exhibit 99.1.

The information in this Form 8-K and Exhibit 99.1 attached hereto shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             ALMOST FAMILY, INC.
                                             (Registrant)

                                             By:  /s/ C. Steven Guenthner
                                             ----------------------------------
                                             C. Steven Guenthner Senior Vice
                                             President and Chief Financial
                                               Officer
                                             Dated: March 26, 2004